SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                    FORM 8-K/A



                                  CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     November 15, 1999
                                                    (November 13, 1999)



                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300







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                              WESTERN RESOURCES, INC.

Item 5. Other Events

     On December 2, 1999, Western Resources, Inc. reported a correction to attachment 2 of its third-quarter results reported in Form 8-K filed on November 15, 1999. The Form 8-K filed on November 15, 1999 reported cash flow per share for Protection One operations as $0.91. The number should have been $0.41. In addition, cash flow before non-operating COLI and non-recurring events was corrected to $2.33 from $2.83 and total cash flow per share was $2.55 rather than $3.05.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 99.1 - Attachment 2 included in press release dated as of November 13, 1999, issued by Western Resources, Inc.
































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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date December 2, 1999                 By      /s/ William B. Moore
                                        William B. Moore, Executive Vice
                                          President, Chief Financial
                                            Officer and Treasurer


Date December 2, 1999                 By      /s/ Leroy P. Wages
                                          Leroy P. Wages, Controller
























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                              EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

     99.1                                  Attachment 2 included in press
                                            release dated as of November 13,
                                            1999, issued by Western Resources,
                                            Inc.


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